UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      July 29, 2013

PAULSON CAPITAL CORP.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-18188

Oregon	93-0589534
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1331 N.W. Lovejoy Street, Suite 720, Portland, Oregon	97209
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 503-243-6000

Former name or former address if changed since last report: 811 SW Naito Parkway, Suite 300, Portland, OR 97204

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 27, 2013, Steve H. Kleemann, a member of the Board of Directors and Audit Committee of Paulson Capital Corp., died.

As a result of Mr. Kleemann’s death, Paulson is no longer in compliance with certain NASDAQ listing requirements, including the Majority Independent Board requirement (Listing Rule 5604(b)(1)) and the Audit Committee composition requirement (Listing Rule 5604(c)(2)).  Paulson intends to rely upon the “cure periods” set forth in Listing Rule 5605(b)(1)(A) and (c)(4) to regain compliance with the independent director and audit committee composition requirements within the next 180 days.

Paulson notified NASDAQ of these matters on July 29, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAULSON CAPITAL CORP.

Date: August 1, 2013	By:	/s/ Chester L. F. Paulson
Chester L. F. Paulson
President and Chief Executive Officer